UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                   CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS



   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.


                        DATE OF EVENT: FEBRUARY 20, 2004
                        (DATE OF EARLIEST EVENT REPORTED)


                              NEXIA HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
        (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)



              033-22128D                              84-1062062
       (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NUMBER)

          268 WEST 400 SOUTH, SUITE 300, SALT LAKE CITY, UTAH 84101
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                (801) 575-8073 (REGISTRANT'S TELEPHONE NUMBER,
             INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

ON FEBRUARY 20, 2004, THE BOARD OF DIRECTORS OF NEXIA HOLDINGS, INC. (THE COMPANY) APPROVED THE ISSUANCE OF 5,100,000 SHARES OF ITS SERIES A PREFERRED STOCK WITH A PAR VALUE OF $.001 PER SHARE. THE SHARES WERE ISSUED TO RETAIN THE SERVICES OF RICHARD SURBER AS CEO AND PRESIDENT OF THE COMPANY AND WERE DEEMED FULLY PAID AND NON ASSESSABLE ON THAT DATE. MR. SURBER CURRENTLY HAS NO WRITTEN EMPLOYMENT CONTRACT WITH THE COMPANY. THE SERIES A PREFERRED SHARES HAVE VOTING RIGHTS WHICH EQUATE TO 100 VOTES FOR EVERY 1 SERIES A PREFERRED SHARE AND MAY BE CONVERTED INTO $10 WORTH OF COMMON STOCK FOR EVERY 1 SHARE OF SERIES A PREFERRED HELD. FOR MORE INFORMATION ON THE RIGHTS AND DESIGNATIONS OF THE SERIES A PREFERRED SHARES, PLEASE SEE FORM 8K FILED ON NOVEMBER 7, 2003.

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


NEXIA HOLDINGS, INC.

SIGNATURE                                       DATE



BY:/S/                                                   FEBRUARY 26, 2003
      ---------------------------------------------------
NAME:       GERALD EINHORN
TITLE:VICE PRESIDENT












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